CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME - JPY (¥) ¥ in Millions	6 Months Ended
	Sep. 30, 2017	Sep. 30, 2016
Net income	¥ 393,530	¥ 382,758
Other comprehensive income (loss), net of tax	165,077	(196,229)
Total comprehensive income	558,607	186,529
Less: Total comprehensive income attributable to noncontrolling interests	21,374	2,310
Total comprehensive income attributable to MHFG shareholders	¥ 537,233	¥ 184,219